RELATED PARTY TRANSACTIONS	9 Months Ended
Sep. 30, 2021
Related party transactions [abstract]
RELATED PARTY TRANSACTIONS

NOTE 5. RELATED PARTY TRANSACTIONS

Founder Shares

On October 13, 2020, the Sponsor purchased 2,875,000 shares (the “Founder Shares”) of the Company’s Class B common stock for an aggregate price of $25,000. On December 7, 2020, the Company effected a stock dividend of 287,500 shares with respect to the Class B common stock, resulting in an aggregate of 3,162,500 Founder Shares issued and outstanding. All share and per-share amounts have been retroactively restated to reflect the stock dividend effectuated on December 7, 2020. The Founder Shares included an aggregate of up to 412,500 shares subject to forfeiture to the extent that the underwriters’ over-allotment option was not exercised in full or in part, so that the initial stockholders would own, on an as-converted basis, 20.0% of the Company’s issued and outstanding shares after the Initial Public Offering (excluding the Private Shares). As a result of the underwriters’ election to partially exercise their over-allotment option, a total of 37,500 Founder Shares were forfeited, resulting in an aggregate of 3,125,000 Founder Shares issued and outstanding.

The Company’s Sponsor, initial stockholders, officers and directors agreed, subject to certain limited exceptions, not to transfer, assign or sell any of the Founder Shares until the earlier of one year after the date of the consummation of a Business Combination and the date on which the closing price of the Class A common stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within a 30-trading day period commencing 150 days after a Business Combination, or earlier if, subsequent to a Business Combination, the Company completes a liquidation, merger, stock exchange or other similar transaction which results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property.

Due from Sponsor

As of December 10, 2020, the Company advanced the Sponsor an aggregate of $25,000, which is included in prepaid expenses in the accompanying condensed balance sheet. The outstanding balance of the $25,000 due was repaid on January 11, 2021.

Administrative Services Agreement

The Company entered into an agreement, commencing on December 7, 2020 through the earlier of the Company’s consummation of a Business Combination and its liquidation, to pay the Sponsor a total of up to $10,000 per month for office space, utilities and administrative support. For the period from September 30, 2020 (inception) through September 30, 2021, the Company incurred $100,000, respectively, in fees for these services, of which $80,000 is included in accrued expenses in the accompanying condensed balance sheet at September 30, 2021.

Promissory Note — Related Party

On October 13, 2020, the Company issued an unsecured promissory note to the Sponsor (the “Promissory Note”), pursuant to which the Company could borrow up to an aggregate principal amount of $150,000. The Promissory Note was non-interest bearing and payable on the earlier of (i) March 31, 2021 or (ii) the consummation of the Initial Public Offering. The outstanding balance under the Promissory Note of $105,747 was repaid at the closing of the Initial Public Offering on December 10, 2020.